SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest event reported): February 20, 1998

                            FF HOLDINGS CORPORATION
                                ----------------
               (Exact name of registrant as specified in charter)

          Delaware                      33-54928                  23-2506294
          --------                 ---------------------           ----------
       (State or other              (Commission File            (IRS Employer ID
        Jurisdiction of              Numbers)                      Number)
        Incorporation)

             7530 TIDEWATER DRIVE, P.O. BOX 1289, NORFOLK, VIRGINIA
             ------------------------------------------------------
                    (Address of principal executive offices)

                                     23501
                                    --------
                                   (Zip Code)

              Registrant's telephone number, including area code:
              ---------------------------------------------------
                                 (757) 480-6700

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 3. BANKRUPTCY OR RECEIVERSHIP

        On January 7, 1998, FF Holdings Corporation, a Delaware corporation ("Holdings"), and its wholly-owned subsidiary, Farm Fresh, Inc., a Virginia Corporation (the "Company"), filed their joint plan of reorganization (the "Plan") pursuant to Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On February 20, 1998, subject to notice to creditors and other interested parties, the Bankruptcy Court entered an order confirming the Plan, as amended, a copy of which is attached to this Form 8-K as Exhibit 2.1. On March 4, 1998, the Effective Date of the Plan, Richfood Holdings, Inc. acquired substantially all of the operating assets of Farm Fresh, Inc. under the terms of a previously announced purchase agreement.

        A copy of the press release dated February 23, 1998 relating to the confirmation of the Plan in the Bankruptcy Court is attached to this current Report on Form 8-K as Exhibit 99.1; and a copy of the press release dated March 5, 1998 relating to the sale to Richfood holdings, Inc. is attached to this current Report on Form 8-K as Exhibit 99.2.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)   Exhibits


Exhibit Number                                          Description
--------------                                          -----------
 2.1                                  Joint Plan of Reorganization, as amended.
99.1                                  Press Release dated February 23, 1998.
99.2                                  Press Release dated March 5, 1998.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                FF HOLDINGS CORPORATION


Date:  March _______,1998               By: /s/ Richard D. Coleman
                                           ------------------------
                                           Richard D. Coleman
                                           Executive Vice President,
                                           Chief Financial Officer